UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 9, 2005
SHOPKO STORES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	1-10876 (Commission File Number)	41-0985054 (IRS Employer Identification No.)
700 Pilgrim Way
Green Bay, Wisconsin 54304
(Address of principal executive offices, including
zip code)
Registrant’s telephone number, including area code: (920) 429-2211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On April 7, 2005, Badger Retail Holding, Inc. (“Badger Retail”), Badger Acquisition Corp. and ShopKo Stores, Inc. (“ShopKo”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the acquisition of ShopKo by Badger Retail. On September 9, 2005, the parties entered into a First Amendment to the Merger Agreement (the “Merger Agreement Amendment”). Under the terms of the Merger Agreement Amendment, upon completion of the merger, each outstanding share of ShopKo’s common stock will be converted into the right to receive $25.00 in cash, an increase of $1.00 per share over the price provided in the Merger Agreement. In addition, (i) Badger Retail has relinquished its right to match any superior proposal (as defined in the Merger Agreement, as amended), (ii) ShopKo has agreed to reimburse Badger Retail for its third party, out-of-pocket transaction fees and expenses up to a maximum of $13.5 million if ShopKo shareholders fail to approve the Merger Agreement, as amended, or the merger does not occur on or before November 1, 2005 and, in each case, the Merger Agreement, as amended, is thereafter terminated, and (iii) the termination fee of $27 million payable under certain circumstances to Badger Retail has been reduced by 50% to $13.5 million (less the amount of any of Badger Retail’s transaction fees and expenses paid by ShopKo).
The description of the Merger Agreement Amendment does not purport to describe all of the terms of such agreement and is qualified by reference to the text of such agreement, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On September 9, 2005, the board of directors of ShopKo approved an amendment to its by-laws that permits the chairman of the board or any other duly authorized officer of ShopKo to adjourn any annual or special meetings of shareholders for any purpose, including for the purpose of disseminating additional information to shareholders. The amendment to the by-laws is attached to this report as Exhibit 3.1 and incorporated herein by reference.
Item 8.01 Other Events
On September 9, 2005, ShopKo issued a press release announcing that it had entered into the Merger Agreement Amendment, amended its by-laws and will adjourn the special meeting until a later date to allow preparation and filing of additional proxy materials with the SEC and to allow ShopKo’s shareholders sufficient time to review the additional proxy materials. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
On September 9, 2005, John G. Turner, the chairman of the special committee of the board of directors of ShopKo, sent a letter to Institutional Shareholder Services, Inc. (“ISS”) on behalf of the special committee requesting that ISS reconsider its recommendation relating to the merger contained in a report it issued on August 30, 2005. A copy of the letter is attached to this report as Exhibit 99.2 and incorporated herein by reference.

ADDITIONAL INFORMATION
In connection with ShopKo’s solicitation of proxies with respect to the special meeting of shareholders called in connection with the proposed merger, ShopKo has filed with the SEC, and furnished to shareholders of ShopKo, a Proxy Statement, and, as described above, ShopKo intends to file with the SEC and furnish to shareholders of ShopKo additional proxy materials. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT DISTRIBUTED TO SHAREHOLDERS AND THE ADDITIONAL PROXY MATERIALS, WHEN AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN IN THE CASE OF THE ADDITIONAL MATERIALS, IMPORTANT INFORMATION. Shareholders are able to obtain a free-of-charge copy of the Proxy Statement, the additional proxy materials (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov, by directing a request by mail or telephone to ShopKo Stores, Inc., P.O. Box 19060, Green Bay, WI 54307, Attention: Corporate Secretary, Telephone: 920-429-2211, from ShopKo’s website at http://www.shopko.com or by calling ShopKo’s proxy solicitor, Georgeson Shareholder Communications, toll-free at 800-280-7183.
ShopKo and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of ShopKo in favor of the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies, including their beneficial ownership of ShopKo common stock as of August 1, 2005, is set forth in the Proxy Statement as filed with the SEC. Information regarding certain of these persons and their beneficial ownership of ShopKo common stock as of April 30, 2005 is also set forth in ShopKo’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
Statements about the amendment to the Merger Agreement, the adjournment of the special meeting to consider and vote upon the Merger Agreement, as amended, and all other statements in this press release other than historical facts constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward- looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. ShopKo may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval, the failure to obtain financing to consummate the merger or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of ShopKo, are described in ShopKo’s filings with the SEC, including ShopKo’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended. Except to the extent required under the federal securities laws, ShopKo does not intend to update or revise the forward-looking statements.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
3.1	Amendment to the By-Laws of ShopKo Stores, Inc.

10.1	First Amendment to Agreement and Plan of Merger, dated as of September 9, 2005, by and among Badger Retail Holding, Inc., Badger Acquisition Corp. and ShopKo Stores, Inc.

99.1	Press Release dated September 9, 2005

99.2	Letter to Institutional Shareholder Services, Inc. dated September 9, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2005	SHOPKO STORES, INC.
	By:	/s/ Steven R. Andrews
Steven R. Andrews
Senior Vice President Law and Human Resources

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the By-Laws of ShopKo Stores, Inc.

10.1	First Amendment to Agreement and Plan of Merger, dated as of September 9, 2005, by and among Badger Retail Holding, Inc., Badger Acquisition Corp. and ShopKo Stores, Inc.

99.1	Press Release dated September 9, 2005

99.2	Letter to Institutional Shareholder Services, Inc. dated September 9, 2005

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